Exhibit 99.3


GSAA 2005-05-06 - Price/Yield - A1

Balance                 $597,019,000.00         Delay                  0
Coupon                  3.18                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   3.201                  3.201                3.201                3.201              3.201
            Disc Margin                       9                      9                    9                    9                  9
                    WAL                   16.49                   2.15                 1.00                 0.61               0.41
               Mod Durn                   12.57                   2.05                 0.98                 0.61               0.41
       Principal Window           06/05 - 09/28          06/05 - 05/10        06/05 - 08/07        06/05 - 09/06      06/05 - 04/06

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - A2

Balance                 $189,673,000.00         Delay                  0
Coupon                  3.29                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   3.313                  3.313                3.313                3.313              3.313
            Disc Margin                      20                     20                   20                   20                 20
                    WAL                   25.04                   6.64                 3.00                 1.73               1.14
               Mod Durn                   16.96                   5.94                 2.85                 1.68               1.12
       Principal Window           09/28 - 01/32          05/10 - 01/14        08/07 - 06/09        09/06 - 07/07      04/06 - 10/06

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - A3

Balance                 $217,812,000.00         Delay                  0
Coupon                  3.42                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   3.444                  3.444                3.444                3.444              3.444
            Disc Margin                      33                     33                   33                   33                 33
                    WAL                   28.04                  11.78                 5.64                 3.15               1.97
               Mod Durn                   17.91                   9.63                 5.11                 2.98               1.90
       Principal Window           01/32 - 12/33          01/14 - 08/18        06/09 - 10/11        07/07 - 04/09      10/06 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - M1

Balance                 $31,612,000.00          Delay                  0
Coupon                  3.52                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   3.546                  3.546                3.546                3.546              3.546
            Disc Margin                      43                     43                   43                   43                 43
                    WAL                   26.20                   8.85                 4.44                 3.69               2.58
               Mod Durn                   16.97                   7.45                 4.07                 3.45               2.46
       Principal Window           08/27 - 12/33          08/09 - 08/18        07/08 - 10/11        11/08 - 04/09      12/07 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - M2

Balance                 $7,085,000.00           Delay                  0
Coupon                  3.55                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   3.576                  3.576                3.576                3.576              3.576
            Disc Margin                      46                     46                   46                   46                 46
                    WAL                   26.20                   8.85                 4.41                 3.53               2.58
               Mod Durn                   16.91                   7.44                 4.05                 3.31               2.46
       Principal Window           08/27 - 12/33          08/09 - 08/18        07/08 - 10/11        10/08 - 04/09      12/07 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - M3

Balance                 $10,900,000.00          Delay                  0
Coupon                  3.74                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   3.769                  3.769                3.769                3.769              3.769
            Disc Margin                      65                     65                   65                   65                 65
                    WAL                   26.20                   8.85                 4.41                 3.48               2.58
               Mod Durn                   16.54                   7.37                 4.03                 3.25               2.45
       Principal Window           08/27 - 12/33          08/09 - 08/18        07/08 - 10/11        09/08 - 04/09      12/07 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - M4

Balance                 $5,450,000.00           Delay                  0
Coupon                  3.78                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   3.810                  3.810                3.810                3.810              3.810
            Disc Margin                      69                     69                   69                   69                 69
                    WAL                   26.20                   8.85                 4.40                 3.41               2.58
               Mod Durn                   16.47                   7.35                 4.01                 3.19               2.45
       Principal Window           08/27 - 12/33          08/09 - 08/18        06/08 - 10/11        08/08 - 04/09      12/07 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - B1

Balance                 $5,450,000.00           Delay                  0
Coupon                  4.29                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   4.328                  4.328                4.328                4.328              4.328
            Disc Margin                     120                    120                  120                  120                120
                    WAL                   26.20                   8.84                 4.38                 3.40               2.58
               Mod Durn                   15.54                   7.16                 3.94                 3.14               2.43
       Principal Window           08/27 - 12/33          08/09 - 08/18        06/08 - 10/11        08/08 - 04/09      12/07 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - B2

Balance                 $5,450,000.00           Delay                  0
Coupon                  4.39                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   4.430                  4.430                4.430                4.430              4.430
            Disc Margin                     130                    130                  130                  130                130
                    WAL                   26.14                   8.63                 4.27                 3.27               2.58
               Mod Durn                   15.34                   7.01                 3.84                 3.03               2.42
       Principal Window           08/27 - 11/33          08/09 - 03/18        06/08 - 08/11        07/08 - 02/09      12/07 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 - Price/Yield - B3

Balance                 $5,450,000.00           Delay                  0
Coupon                  4.79                    Dated                  5/27/2005
Settle                  5/27/2005               First Payment          6/25/2005


PAR price
                                 0 PricingSpeed        50 PricingSpeed     100 PricingSpeed     150 PricingSpeed   200 PricingSpeed
                  Yield                   4.838                  4.838                4.838                4.838              4.838
            Disc Margin                     170                    170                  170                  170                170
                    WAL                   25.98                   8.21                 4.05                 3.17               2.58
               Mod Durn                   14.64                   6.63                 3.63                 2.92               2.41
       Principal Window           08/27 - 06/33          08/09 - 12/16        06/08 - 12/10        06/08 - 09/08      12/07 - 12/07

              LIBOR_1MO                  3.0900                 3.0900               3.0900               3.0900             3.0900
              LIBOR_6MO                  3.4300                 3.4300               3.4300               3.4300             3.4300
              LIBOR_1YR                  3.7000                 3.7000               3.7000               3.7000             3.7000
                CMT_1YR                  3.2900                 3.2900               3.2900               3.2900             3.2900

    Optional Redemption                 Call (Y)               Call (Y)             Call (Y)             Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - A1

Goldman, Sachs & Co

Balance                 $597,019,000.00       Delay                 0
Coupon                  3.18                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                             0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed   200 PricingSpeed
                  Yield               3.201                 3.201                 3.201                  3.201              3.201
            Disc Margin                   9                     9                     9                      9                  9
                    WAL               16.49                  2.15                  1.00                   0.61               0.41
               Mod Durn               12.57                  2.05                  0.98                   0.61               0.41
       Principal Window       06/05 - 09/28         06/05 - 05/10         06/05 - 08/07          06/05 - 09/06      06/05 - 04/06

              LIBOR_1MO              3.0900                3.0900                3.0900                 3.0900             3.0900
              LIBOR_6MO              3.4300                3.4300                3.4300                 3.4300             3.4300
              LIBOR_1YR              3.7000                3.7000                3.7000                 3.7000             3.7000
                CMT_1YR              3.2900                3.2900                3.2900                 3.2900             3.2900

    Optional Redemption             Call (N)              Call (N)              Call (N)               Call (N)           Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - A2

Goldman, Sachs & Co

Balance                 $189,673,000.00       Delay                 0
Coupon                  3.29                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                            0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed
                  Yield              3.313                 3.313                 3.313                  3.313                 3.313
            Disc Margin                 20                    20                    20                     20                    20
                    WAL              25.04                  6.64                  3.00                   1.73                  1.14
               Mod Durn              16.96                  5.94                  2.85                   1.68                  1.12
       Principal Window      09/28 - 01/32         05/10 - 01/14         08/07 - 06/09          09/06 - 07/07         04/06 - 10/06

              LIBOR_1MO             3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO             3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR             3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR             3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption            Call (N)              Call (N)              Call (N)               Call (N)              Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - A3

Goldman, Sachs & Co

Balance                 $217,812,000.00       Delay                 0
Coupon                  3.42                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                           0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed
                  Yield             3.446                 3.476                 3.488                  3.493                 3.446
            Disc Margin                33                    36                    37                     38                    33
                    WAL             28.30                 13.54                  6.67                   3.76                  1.98
               Mod Durn             18.01                 10.64                  5.88                   3.49                  1.91
       Principal Window     01/32 - 03/35         01/14 - 11/30         06/09 - 09/19          07/07 - 03/14         10/06 - 03/08

              LIBOR_1MO            3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO            3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR            3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR            3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption           Call (N)              Call (N)              Call (N)               Call (N)              Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - M1

Goldman, Sachs & Co

Balance                 $31,612,000.00        Delay                 0
Coupon                  3.52                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                           0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed
                  Yield             3.546                 3.555                 3.559                  3.556                 3.616
            Disc Margin                43                    44                    44                     44                    50
                    WAL             26.31                  9.44                  4.77                   3.88                  3.90
               Mod Durn             17.01                  7.80                  4.33                   3.62                  3.62
       Principal Window     08/27 - 11/34         08/09 - 02/24         07/08 - 12/14          11/08 - 02/11         03/08 - 03/11

              LIBOR_1MO            3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO            3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR            3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR            3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption           Call (N)              Call (N)              Call (N)               Call (N)              Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - M2

Goldman, Sachs & Co

Balance                 $7,085,000.00         Delay                 0
Coupon                  3.55                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price

                  Yield            3.577                 3.584                 3.587                  3.585                 3.661
            Disc Margin               46                    47                    47                     47                    54
                    WAL            26.30                  9.31                  4.67                   3.67                  4.17
               Mod Durn            16.95                  7.71                  4.25                   3.43                  3.87
       Principal Window    08/27 - 08/34         08/09 - 01/22         07/08 - 09/13          10/08 - 05/10         05/09 - 09/09

              LIBOR_1MO           3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO           3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR           3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR           3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption          Call (N)              Call (N)              Call (N)               Call (N)              Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - M3

Goldman, Sachs & Co

Balance                 $10,900,000.00        Delay                 0
Coupon                  3.74                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                           0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed
                  Yield             3.770                 3.778                 3.781                  3.778                 3.872
            Disc Margin                65                    66                    66                     66                    75
                    WAL             26.28                  9.19                  4.61                   3.58                  3.83
               Mod Durn             16.57                  7.57                  4.18                   3.34                  3.56
       Principal Window     08/27 - 07/34         08/09 - 04/21         07/08 - 04/13          09/08 - 02/10         01/09 - 05/09

              LIBOR_1MO            3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO            3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR            3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR            3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption           Call (N)              Call (N)              Call (N)               Call (N)              Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - M4

Goldman, Sachs & Co

Balance                 $5,450,000.00         Delay                 0
Coupon                  3.78                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                            0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed
                  Yield              3.810                 3.815                 3.817                  3.815                 3.904
            Disc Margin                 69                    70                    70                     69                    78
                    WAL              26.25                  9.04                  4.51                   3.47                  3.60
               Mod Durn              16.48                  7.47                  4.09                   3.24                  3.35
       Principal Window      08/27 - 04/34         08/09 - 01/20         06/08 - 07/12          08/08 - 09/09         11/08 - 01/09

              LIBOR_1MO             3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO             3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR             3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR             3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption            Call (N)              Call (N)              Call (N)               Call (N)              Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - B1

Goldman, Sachs & Co

Balance                 $5,450,000.00         Delay                 0
Coupon                  4.29                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                           0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed
                  Yield             4.329                 4.330                 4.331                  4.330                 4.475
            Disc Margin               120                   120                   120                    120                   134
                    WAL             26.21                  8.87                  4.40                   3.40                  3.46
               Mod Durn             15.54                  7.18                  3.95                   3.15                  3.19
       Principal Window     08/27 - 02/34         08/09 - 03/19         06/08 - 02/12          08/08 - 06/09         10/08 - 11/08

              LIBOR_1MO            3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO            3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR            3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR            3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption           Call (N)              Call (N)              Call (N)               Call (N)              Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - B2

Goldman, Sachs & Co

Balance                 $5,450,000.00         Delay                 0
Coupon                  4.39                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price
                           0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed
                  Yield             4.430                 4.430                 4.430                  4.430                 4.574
            Disc Margin               130                   130                   130                    130                   144
                    WAL             26.14                  8.63                  4.27                   3.27                  3.35
               Mod Durn             15.34                  7.01                  3.84                   3.03                  3.09
       Principal Window     08/27 - 11/33         08/09 - 03/18         06/08 - 08/11          07/08 - 02/09         08/08 - 10/08

              LIBOR_1MO            3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO            3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR            3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR            3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption           Call (N)              Call (N)              Call (N)               Call (N)              Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-06 Term Sheet - Price/Yield - B3

Goldman, Sachs & Co

Balance                 $5,450,000.00         Delay                 0
Coupon                  4.79                  Dated                 5/27/2005
Settle                  5/27/2005             First Payment         6/25/2005


PAR price                  0 PricingSpeed       50 PricingSpeed      100 PricingSpeed       150 PricingSpeed      200 PricingSpeed

                  Yield             4.838                 4.838                 4.838                  4.838                 5.001
            Disc Margin               170                   170                   170                    170                   186
                    WAL             25.98                  8.21                  4.05                   3.17                  3.23
               Mod Durn             14.64                  6.63                  3.63                   2.92                  2.96
       Principal Window     08/27 - 06/33         08/09 - 12/16         06/08 - 12/10          06/08 - 09/08         07/08 - 08/08

              LIBOR_1MO            3.0900                3.0900                3.0900                 3.0900                3.0900
              LIBOR_6MO            3.4300                3.4300                3.4300                 3.4300                3.4300
              LIBOR_1YR            3.7000                3.7000                3.7000                 3.7000                3.7000
                CMT_1YR            3.2900                3.2900                3.2900                 3.2900                3.2900

    Optional Redemption           Call (N)              Call (N)              Call (N)               Call (N)              Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-06 - A1

Balance           $597,019,000.00            Delay              0
Coupon            3.18                       Dated              5/27/2005
Settle            5/27/2005                  First Payment      6/25/2005

                                       10 CPR
                        WAL              3.26
           Principal Window     06/05 - 11/12

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.